UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

                      JANUARY 14, 2000
                     ------------------
              (Date of earliest event reported)


         LABORATORY CORPORATION OF AMERICA HOLDINGS
         ------------------------------------------
   (Exact name of registrant as specified in its charter)


   DELAWARE              1-11353             13-3757370
   --------              -------             ----------
(State or other         (Commission         (IRS Employer
jurisdiction of         File Number)         Identification
incorporation)                               Number)


   358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
   -------------------------------------------------------
          (Address of principal executive offices)

                        336-229-1127
                        ------------
    (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

On January 14, 2000, Laboratory Corporation of America-Registered Trademark-Holdings (the Company) and Digene Corporation (Digene) announced that an agreement was entered into whereby the Company will utilize the Digene Hybrid Capture II HPV Test for women with ASCUS (atypical squamous cells of undetermined significance) or borderline Pap smear results. The Company is a pioneer in identifying and adopting innovative technologies for use in cytology and oncology testing. Under the terms of the agreement, the Company will offer Digene's advanced DNA-based technology, which detects the human papillomavirus (HPV), the cause of virtually all cervical cancer.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS

 (c)  Exhibit
      20  Press release of the Company dated
          January 14, 2000.


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                         SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          LABORATORY CORPORATION OF AMERICA HOLDINGS
          ------------------------------------------
                         (Registrant)

               By:/s/ BRADFORD T. SMITH
                  ------------------------------
                      Bradford T. Smith
                      Executive Vice President,
                      General Counsel, Secretary
                      and Compliance Officer



Date: January 18, 2000


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